Exhibit 99.1

Ondas Holdings Accelerates Integration Plan for Drone Segment Ahead of Airobotics Acquisition Closing

Optimizing Drone Segment by Streamlining Operations and Reducing Operating Expenses

On Track to Close Acquisition of Airobotics by End of January 2023

Intends to Hold Virtual Investor Event in February 2023

WALTHAM, MA – January 11, 2022 – Ondas Holdings Inc. (Nasdaq: ONDS) (“Ondas” or the “Company”), a leading provider of private wireless, drone and automated data solutions through its wholly owned subsidiaries, Ondas Networks Inc. (“Ondas Networks”) and American Robotics, Inc. (“American Robotics” or “AR”), announced today that it is accelerating its integration plan for its drone segment ahead of the AIROBOTICS Ltd. (TASE: AIRO) (“Airobotics”) acquisition.

In anticipation of closing its acquisition of Airobotics later this month, Ondas has accelerated the integration efforts between American Robotics and Airobotics. These integration plans include a streamlined product roadmap strategy and customer support plans, in addition to a reduction of personnel at American Robotics. This is part of Ondas’ broader efforts to direct spending and investment to focus on near-term revenue generation and return on investment both of which can be enhanced by streamlining operations within its drone segment as the Company prepares to combine the two businesses.

The integration plan is expected to result in approximately $18 - 20 million of annual cost savings for the segment compared to if Ondas continued to operate both entities as separate businesses upon closing of the Airobotics acquisition. The Company anticipates one-time costs of approximately $0.5 million during the first quarter of 2023 in connection with the integration plan.

“We are confident that accelerating our integration plans will position us for success as we move forward with the acquisition of Airobotics, focus on near-term revenue generation and work towards profitable growth for Ondas,” said Eric Brock, Chairman and CEO of Ondas. “While the decision to reduce personnel at American Robotics was difficult, we believe it was necessary to shrink our operating costs and eliminate anticipated redundancies within the future combined operations. On behalf of the executive team and board of directors, we thank all members of the American Robotics staff for their contributions in driving AR’s success to-date.”

The acquisition of Airobotics remains on track and is expected to close by the end of January 2023. Additionally, the Company intends to hold a virtual investor event in February 2023 to provide further details on the integration of American Robotics and Airobotics, along with the overall outlook for the Company in 2023.

Brock continued, “As we enter the year, Ondas’ industrial wireless networking and drone platforms are both moving from development activity to customer adoption, which we believe will support revenue growth in 2023. We look forward to sharing further details of our business plan and path to profitability during our upcoming virtual investor event.”

About Ondas Holdings Inc.

Ondas Holdings Inc. (“Ondas”) is a leading provider of private wireless, drone and automated data solutions through its wholly owned subsidiaries Ondas Networks Inc. (“Ondas Networks”) and American Robotics, Inc. (“American Robotics” or “AR”). Ondas Networks is a developer of proprietary, software-based wireless broadband technology for large established and emerging industrial markets. Ondas Networks’ standards-based (802.16s), multi-patented, software-defined radio FullMAX platform enables Mission-Critical IoT (MC-IoT) applications by overcoming the bandwidth limitations of today’s legacy private licensed wireless networks. Ondas Networks’ customer end markets include railroads, utilities, oil and gas, transportation, aviation (including drone operators) and government entities whose demands span a wide range of mission critical applications. American Robotics designs, develops, and markets industrial drone solutions for rugged, real-world environments. AR’s Scout System™ is a highly automated, AI-powered drone system capable of continuous, remote operation and is marketed as a “drone-in-a-box” turnkey data solution service under a Robot-as-a-Service (RAAS) business model. The Scout System™ is the first drone system approved by the Federal Aviation Administration for automated operation beyond-visual-line-of-sight (BVLOS) without a human operator on-site. Ondas Networks and American Robotics together provide users in rail, agriculture, utilities and critical infrastructure markets with improved connectivity and data collection capabilities.

For additional information on Ondas Networks and Ondas Holdings, visit www.ondas.com or follow Ondas Networks on Twitter and LinkedIn. For additional information on American Robotics, visit www.american-robotics.com or follow American Robotics on Twitter and LinkedIn.

Information on our websites and social media platforms is not incorporated by reference in this release or in any of our filings with the U.S. Securities and Exchange Commission (the “SEC”).

About AIROBOTICS Ltd.

AIROBOTICS Ltd. (TASE: AIRO) is an Israeli manufacturer and operator of autonomous Unmanned Aircraft (UAs) and Aerial Data Platforms. Airobotics UAs are used for industrial, homeland security and smart city services, providing automated data capture and analysis services, performed 24/7 without human intervention, and addressing the needs of the world’s most complex environments. Airobotics is actively deployed in Israel and the UAE and has business development activities in the USA and Singapore. Airobotics’ Optimus System provides an end-to-end solution, comprising an industrial grade UAV, an automated base station, wide-ranging regulatory certification, and an automated data analysis and visualization platform.

Airobotics drone network solution: https://youtu.be/-xQGPYwNr28

Airobotics registration statement and other documents filed with the Tel-Aviv Stock Exchange (“TASE”) through the website: https://maya.tase.co.il/company/1941?view=reports

Information on Airobotics’ website and social media platforms is not incorporated by reference in this release.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

On September 22, 2022, Ondas filed with the SEC a registration statement on Form S-4, as amended on November 3, 2022 and November 18, 2022, which includes a prospectus of Ondas, and was declared effective by the SEC on November 30, 2022. INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONDAS, AIROBOTICS, THE PROPOSED ACQUISITION AND RELATED MATTERS. Investors will be able to obtain free copies of the registration statement and other documents filed with the SEC through the website maintained by the SEC at www.sec.gov and on Ondas’ website at https://ir.ondas.com.

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on Ondas’ current expectations about future events. Examples of forward-looking statements include, among others, statements regarding the proposed acquisition of Airobotics, including the expected annual cost savings of the integration plan; the anticipated one-time costs during the first quarter of 2023 in connection with the integration plan; our focus on near-term revenue generation and our work towards profitable growth for this segment; and the benefits and timing of the proposed acquisition of Airobotics. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Ondas’ actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including (1) the inability to complete the proposed acquisition; (2) the risk that the proposed acquisition disrupts current plans and operations as a result of the announcement and consummation of the proposed acquisition; (3) the ability to recognize the anticipated benefits of the proposed acquisition, which may be affected by, among other things, the ability of management to integrate the combined company’s business and operation, and the ability of the parties to retain key employees; (4) costs related to the proposed acquisition; and (5) with respect to Ondas, the other risks and uncertainties discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of Ondas’ most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of Ondas’ Quarterly Reports on Form 10-Q and in Ondas’ other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Company Contact:

Derek Reisfield, President and CFO
Ondas Holdings Inc.
888-350-9994 x1019
ir@ondas.com

Investor Relations Contact

Cody Cree and Matt Glover

Gateway Group, Inc.

949-574-3860

ONDS@gatewayir.com